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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001


                      THE NEWHALL LAND AND FARMING COMPANY
                      ( a California Limited Partnership )
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)


        1-7585                                           95-3931727
(Commission File Number)                      (IRS Employer Identification No.)


                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 661-255-4000

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In 2000, the Audit Committee of the Board of Directors of Newhall Management Corporation (the "Company") (the managing general partner of Newhall Management Limited Partnership, which in turn is the managing general partner of The Newhall Land and Farming Company (a California Limited Partnership) ("Registrant")) instructed the Company's management to request proposals from independent accounting firms for independent accounting and audit services commencing with Registrant's 2001 fiscal year audit. Management requested proposals and fee quotations from four of the "Big Five" independent accounting firms, including its incumbent firm, KPMG LLP. The firms submitted proposals and fee quotations, which were reviewed by management and the Audit Committee. Management subsequently conducted reference interviews with clients of two of the accounting firms. Results of the interviews were provided to the Audit Committee. After further consultation with management on the results of the proposal and interview process, the Audit Committee recommended the Board of Directors engage Deloitte & Touche LLP as Registrant's independent accounting firm for the 2001 fiscal year, based on the proposed accounting services, pricing and expertise with auditing companies similar to Registrant.

         Consequently, the Company has engaged Deloitte & Touche LLP to perform Registrant's 2001 audit. KPMG LLP was dismissed on March 21, 2001 after completing the audit work for the 2000 fiscal year.

         During the two most recent fiscal years, KPMG LLP's report on Registrant's financial statements did not contain an adverse opinion, disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with KPMG LLP during the audits of the last two fiscal years and any subsequent interim period preceding the change on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused KPMG LLP to make reference to the subject matter of the disagreement in the audit report if the disagreement had not been resolved to the KPMG's satisfaction. Further, during this same period, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During Registrant's two most recent fiscal years, Registrant has consulted only with KPMG LLP concerning accounting matters or issues. No other independent accounting firms (including specifically Deloitte & Touche LLP) have been consulted on such issues during the two most recent fiscal years.

Item 5.  OTHER EVENTS

         Thomas L. Lee retired as Chief Executive Officer effective March 21, 2001 and will retire as Chairman of the Board effective March 31, 2001. Gary
M. Cusumano, was appointed President and Chief Executive Officer on March 21, 2001, and has previously served as President and Chief Operating Officer since 1989.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following exhibits are filed with this report.

             16 Letter from KPMG LLP concerning change in Certifying Accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE NEWHALL LAND AND FARMING COMPANY
                                     (a California Limited Partnership)
                                               Registrant

                                   By  Newhall Management Limited Partnership,
                                              Managing General Partner

                                   By  Newhall Management Corporation,
                                              Managing General Partner



Date:   March 21, 2001                 By    /S/ DONALD L. KIMBALL
                                           -------------------------------------
                                           Donald L. Kimball,
                                           Vice President-Finance and Controller
                                           Newhall Management Corporation
                                           (Principal Accounting Officer)


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                     THE NEWHALL LAND AND FARMING COMPANY

                                INDEX TO EXHIBITS


        Item 7 (c).

        Exhibit
        Number        Description


        16            Letter from KPMG LLP concerning change in Certifying
                      Accountants